NYSA FUND

A Series of

Nysa Series Trust

NYSAX

Supplement dated February 15, 2013

To

Prospectus and Statement of Additional Information dated July 25, 2012

This Supplement replaces the Supplement to the Prospectus and Statement of Additional Information of Nysa Fund dated as of February 1, 2013, and amends the Prospectus and Statement of Additional Information of Nysa Fund dated as of July 25, 2012.  Capitalized Terms used herein are defined in the Prospectus or Statement of Additional Information.

Effective as of February 15, 2013, the Prospectus is revised as follows:

1.

 The section of the Prospectus captioned Principal Risks on page 5 is changed by the addition of following paragraph as the second paragraph of that section:

New Portfolio Manager.  Effective as of February 1, 2013, Robert Cuculich, an employee of Pinnacle Investments, LLC, the Fund’s Adviser and Fund’s principal underwriter, replaced Michael Samoraj as Portfolio Manager. Mr. Cuculich is solely and primarily responsible for the day-to-day management of the Fund’s portfolio.  In connection with his duties as Portfolio Manager, Mr. Cuculich is responsible for analyzing which securities are eligible for purchase by the Fund and making decisions to purchase and/or sell portfolio securities in accordance with the Fund’s investment objective and policies. Although Mr. Cuculich has managed client accounts on a non-discretionary basis for 32 years, he has no experience managing investment company portfolios. Mr. Cucuich allocates his time among his portfolio management responsibilities and his other responsibilities.  His multiple roles could result in conflicts of interest between his responsibilities to the Fund and his responsibilities to retail customers of the Underwriter.   Investors are encouraged to take into account the risks attendant to Mr. Cuculich’s limited portfolio management experience before investing in the Fund.

2.

 The single sentence in section of the Prospectus captioned Portfolio Manager on page 7 is deleted in its entirety and replaced with the following:

 Effective as of February 1, 2013, Robert Cuculich replaced Michael Samoraj as portfolio manager of the Fund.

Effective as of February 15, 2013, the Statement of Additional Information is revised as follows:

In the section captioned The Investment Adviser, the subsection captioned Portfolio Manager on page 23 is replaced in its entirety with the following.

Portfolio Manager.  Robert Cuculich replaced Michael Samoraj as Portfolio Manager of the Fund on February 1, 2013. In his role as Portfolio Manager, Cuculich is responsible for the day-to-day management of the Fund’s investments.  Mr. Cuculich is an employee of both the Adviser and Pinnacle Investments, Inc., a registered broker-dealer and registered investment adviser, which serves as principal underwriter of the Fund (the “Underwriter”).

In his capacity as a registered representative of the Underwriter, Mr. Cuculich is also engaged in a retail securities brokerage business, and in that capacity, handles accounts for customers of the Underwriter on a non-discretionary basis.  Prior to his appointment as Portfolio Manager, Mr. Cuculich had not managed any mutual fund portfolios or any other client accounts on a discretionary basis. He does not currently manage other portfolios or accounts other than the portfolio assets of the Fund on a discretionary basis. The following table provides information regarding the portfolios and accounts managed by Mr. Cuculich as of February 1, 2013:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed
Robert Cuculich	1	$1,671,329.90	0	0	0	0

► Conflicts of Interest.  As indicated above, Mr. Cuculich serves as the Portfolio Manager for the Fund.  Mr. Cuculich is also employed by the Underwriter, which is engaged in the retail securities brokerage business, and, as a Financial Consultant, he also handles other accounts for retail customers of the Underwriter on a non-discretionary basis. As a consequence, Mr. Cuculich allocates his time among his portfolio management responsibilities and his responsibilities to retail customers of the Underwriter.  In addition, Mr. Cuculich receives compensation from the Fund in the form of service fees that are attributable to shares of the Fund held by retail accounts of the Underwriter for which he is the broker of record.  Mr. Cuculich’s multiple roles could result in conflicts of interest between his responsibilities to the Fund and his responsibilities to retail customers of the Underwriter.  Such conflicts could occur whether the investment objectives and strategies of those customers are the same as, or different, from, the Fund’s investment objectives and strategies.  For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another account having similar investment objectives and strategies or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund.  Not all accounts handled by the Portfolio Manager have fee structure that is the same as or similar to that of the Fund.  In fact, the Portfolio Manager may receive transaction-based compensation in the form of commissions on certain accounts rather than a fee.  If the compensation structure of another account is more advantageous to the Underwriter than the fee structure of the Fund, the Portfolio Manager could have an incentive to favor that other account. However, the Adviser’s compliance procedures and Code of Ethics recognize the Advisor’s fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another.  It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

►Compensation of the Portfolio Manager.  The Fund’s Portfolio Manager is an employee of both the Adviser and the Underwriter. While he receives compensation from the Underwriter in the form of commissions on securities transactions and compensation from the Fund in the form of service fees that are attributable to shares of the Fund held by retail accounts of the Underwriter for which he is the broker of record, he does not receive compensation from the Adviser for the portfolio management services that he provides to the Fund.

►Ownership of Fund Shares.  The following table shows the Portfolio Manager’s beneficial ownership of shares of the Fund as of February 1, 2013.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares of All Funds Overseen
Robert Cuculich	$10,001 - $50,000	-0-

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